Exhibit 99.1

At Fenix Parts:

Scott Pettit

Chief Financial Officer

scottpettit@fenixparts.com

Investor and Media Inquiries:

Chris Kettmann

Clermont Partners

312-690-6002

ckettmann@clermontpartners.com

Fenix Parts Announces Acquisition of Butler Auto Sales and Parts, Inc.

WESTCHESTER, IL – October 7, 2015 – Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, today announced the acquisition of Butler Auto Sales and Parts, Inc. (“Butler”) in Forest City, North Carolina for $8.3 million in cash and 106,918 shares of Fenix common stock. The cash portion of the purchase price was financed through a combination of cash on hand and utilization of $2.2 million of the Company’s credit facility. Butler is a full-service auto recycling facility servicing Charlotte and the surrounding markets and represents Fenix Parts’ first location in North Carolina. For the 12 months ended July 31, 2015, Butler had revenues of approximately $9 million.

Kent Robertson, CEO of Fenix Parts, said, “We are excited to announce the acquisition of Butler Auto Sales and Parts, Inc., which represents our second acquisition since our IPO in May. Founded 25 years ago, Butler specializes in acquiring and selling high-quality late model used automobile parts for both domestic and foreign models, which should help to diversify our overall inventory and provide our customers with greater product availability.”

Robertson continued, “Butler is a highly respected, full-service automobile recycler with an experienced leadership team. As our first location in North Carolina, Butler fits perfectly into our growing East Coast footprint by filling a key position between our Jacksonville, Florida and Northeastern U.S. locations. With the addition of Butler, we now have 15 strategically located facilities throughout the East Coast. We are delighted to welcome the Butler team to the Fenix Parts family.”

About Fenix Parts

Fenix Parts is a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products. The company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in January 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of 25 years and, including Butler, operate from 15 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent,” the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.